As filed with the Securities and Exchange Commission on March 12, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21079

AIP Alternative Strategies Funds
(Exact name of registrant as specified in charter)

600 Mamaroneck Avenue, Suite 400, Harrison, NY 10528
(Address of principal executive offices) (Zip code)

Mr. Lee Schultheis, 600 Mamaroneck Avenue, Suite 400, Harrison, NY 10528
(Name and address of agent for service)

1-877-LOW-BETA (569-2382)
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2008

Date of reporting period:  December 31, 2008

Item 1. Report to Stockholders.

AIP MUTUAL FUNDS

Hedge Fund Strategies in a Mutual Fund[sm]

Annual Report
Dec. 31, 2008

ALPHA HEDGED STRATEGIES FUND

Ticker Symbol ALPHX & APHCX

BETA HEDGED STRATEGIES FUND

Ticker Symbol BETAX & BETCX

INVESTMENT ADVISOR

Alternative Investment Partners, LLC

The mutual fund advisor dedicated exclusively to alternative investment strategies[sm]

PORTFOLIO RESEARCH CONSULTANT

Trust Advisors LLC

Style Management and Portfolio Analytics

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities commission or any state securities commission passed upon the accuracy or adequacy of this annual report. Any representation to the contrary is a criminal offense.

www.aipfunds.com
1•877•LOW•BETA (1•877•569•2382)

AIP Alternative Strategies Funds
Shareholder Letter

March 2, 2009

Dear Fellow Shareholders:

At the close of 6 full calendar years of operations for our Alpha Hedged Strategies Fund (ALPHX), we are pleased to present the AIP Alternative Strategies Funds Annual Report for the period ended December 31, 2008. Alternative Investment Partners created the AIP Fund Family to offer the benefits of risk-adjusted and absolute return investing to a broad spectrum of individual and institutional investors.

Since its launch over six years ago, our flagship Alpha Hedged Strategies Fund (ALPHX) has been widely covered in the media, as an innovative open-end mutual fund. The Fund seeks to minimize equity market exposure and volatility, by employing a variety of hedged strategies. ALPHX is designed to access the talents of seasoned hedge fund managers (as our sub-advisors) and provide the types of hedged alternative strategies not typically found in open-end mutual funds

Standardized Performance as of					Since Incep.
12/31/08 (%)	1 Yr		3 Yr*	5 Yr*	9/23/02**

ALPHX	-31.63		-6.82	-0.50	-0.24
Total Annual Fund Operating Expenses	6.10	%***
Net Fund Operating Expenses	3.99	%****

*	Average Annualized Return.
**	ALPHX Inception on 9/23/02
***	Total Annual Fund Operating Expenses are for the year ended December 31, 2007.
****	Excluding dividends on short positions and interest on borrowing, other Fund Operating Expenses are contractually capped indefinitely at 3.99%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Most recent month-end performance is available by calling 1-877-LOW-BETA.

ALPHX continues to stand apart from the crowd in offering a broad diversity of low correlation, low beta strategies for conservative investors. The AIP Funds ‘fund-of-mutual-funds’ structure continues to enable us to grow much broader in diversity. Our platform of real hedge fund managers and strategies within a mutual fund structure will continue to have all investments be managed and monitored within the regulatory framework that governs the mutual fund industry.

In response to market demand for a more aggressive version of AIP’s multi-strategy hedged mutual fund approach, we launch a second fund, the Beta Hedged Strategies Fund (BETAX), to provide our shareholders with greater choice in risk-adjusted return profiles. BETAX currently has 19 active sub-advisers and hedged strategies.

In August of 2006, we launched C-share classes for Alpha (APHCX) and Beta (BETCX), to allow financial intermediaries greater flexibility in how they can offer our fund choices to their clients.
As investors continue to search for alternatives to traditional funds that have significant exposure to the equity markets, they are seeking out new solutions like AIP Funds. As a fully open-end mutual fund family with products that allocate their assets among multiple specialized hedge fund managers (the Fund’s sub-advisors), we believe that Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund represent compelling opportunities for mutual fund investors, and an attractive alternative to traditional hedge fund-of-funds for many high net worth individuals and financial intermediaries. The Fund seeks to attain more consistently positive annual returns, with lower market exposure risk and volatility, than if it utilized a single manager or single strategy approach.

We thank our shareholders for their continued loyalty, as we strive to provide rewarding risk adjusted long-term investment returns.

Very truly yours,

Lee W. Schultheis
President & Chief Investment Strategist AIP Alternative Strategies Funds
Alpha Hedged Strategies Fund (ALPHX / APHCX)
Beta Hedged Strategies Fund (BETAX / BETCX)

AIP Alternative Strategies Funds
2008 Market Commentary
December 31, 2008

The goal of the AIP Alternative Strategies Funds mutual fund family is to provide a range of superior risk-adjusted return profiles, for investors seeking something different from the traditional investment approach of ‘buy and hold equities’, and thus being dependent on the vagaries of the equity markets.

Alpha Hedged Strategies Fund (ALPHX) is designed to achieve consistent absolute returns with low correlation to traditional financial market indices. We seek to achieve this goal by employing experienced hedge fund managers as our sub-advisers, running their conservative hedged investment strategies in separate accounts within the Fund. The Fund is designed to mimic a conservative hedge fund of funds style portfolio, but to do so within the confines of an open-end mutual fund vehicle.

AIP’s Beta Hedged Strategies Fund (BETAX) was launched in late April of 2006, and is designed to achieve strong risk-adjusted returns with moderate correlation to traditional market indices. BETAX was created to offer shareholders a choice, between a more conservatively positioned fund portfolio, such as ALPHX, and a more aggressive multi-strategy approach with BETAX.

The Hedged Strategies Space

2008 will be remembered as a year unparalleled in market risk and uncertainty. Never before in the careers of investment professionals who currently ply their trade, has the very system within which financial transactions function, been called into question as to its near-term and long-term viability. Hedge fund strategies that have traditionally provided investors their greatest value during broad equity market declines, found that their hedges and non-correlative movements were not behaving as anticipated. Cross currents of a liquidity crunch, credit crunch, forced selling and de-leveraging, often meant that securities transacted at prices more reflective of near term panic trading levels than long-term fundamentals.

Hedged strategies can simplistically be described as taking positions in securities that are perceived to be fundamentally dislocated from their true relative market values, with an eye toward having the markets bring relative valuations back into balance over time. In this manner they seek to generate “alpha” returns, and avoid significant “beta” exposures. But when markets go to ever and ever greater extremes in relative valuations, those same positions provide negative returns. Such were the markets in 2008, leading to the worst year on record for hedge funds and their strategies.

The good news is ... these historic dislocations should set up historic opportunities, once markets settle down, re-liquify, and move back toward more rational fundamental-based trends. In this review of 2008, we will look at the effects of 2008 on hedged strategies, and our own Alpha Hedged Strategies Fund (ALPHX), as well as what we see going forward into 2009. Already we have seen a much more normalized environment in 2009, based on the behavior of not only ALPHX, but of many hedged strategies sub-categories.

AIP Funds in 2008

2008 started badly for hedged strategies, with a broad drawdown in January of a magnitude not seen since August of 1998, when Long Term Capital Management had its notorious hedge fund blow-up. Unfortunately, it was not a temporary market event, as it was back in 1998, but rather the first act in an unfolding global liquidity and credit crisis of unprecedented proportions. While many investors compare hedge fund strategy performance to popular equity indices, to determine the degree to which poor equity markets cause “correlation”, this approach would have been very misleading in 2008, as liquidity issues in the major institutions of our global financial system caused a cascading effect of forced selling and de-leveraging for many significant market players. Many hedged strategies experienced some of their worst days in 2008 when the more liquid equity markets were having reflexive rallies. For the full year period there appeared to be much more “down capture” and correlation to equity indices than the daily data statistics show. Overall, hedged strategies suffered primarily in 2008 from this liquidity crunch, and apparent abandonment of fundamentals in the markets, as daily trading momentum ruled.

The credit crisis of 2008 led to ALPHX’s first down (and disappointing) year since inception. The main causes of the negative performance were the cross currents of a global liquidity crunch of unprecedented magnitude, a credit crunch following years of easy credit policies, and waves of forced selling and de-leveraging for many institutional investors across a broad range of strategies and security types. These issues hurt many of our strategies, especially fixed-income arbitrage, convertible bond arbi-trage, distressed debt, energy Master Limited Partnerships, and global hedged income. Although our market correlation and beta stats were not significantly changed (as measured on a day-to-day basis via the daily NAV’s), performance was out of the normal range of our expectation for these types of strategies, both for us and for the broader hedge fund space, by an order of many magnitudes.

The good news however, is this “pain” has also created what we, and our sub-advisors, believe to be potentially “once in a lifetime opportunities” for many of our hedged investment strategies. We believe that the Fund is positioned to take advantage of what we see as an inevitable reconciling of these enormous dislocations via a return of the markets to focusing on fundamentals, with managers that have demonstrated expertise in these strategies during time periods in which they had a more favorable market backdrop than that experienced in 2008.

Overall, the final net returns of both Alpha (-31.63%) and Beta (-37.03%) for the one year period ending December 31, 2008 were disappointing, as returns for hedged strategies broadly fell well outside of investors’ range of expectations, even for a tough year in the equity markets.

Standardized Performance as of					Since Incep.
12/31/08 (%)	1 Yr		3 Yr*	5 Yr*	*/**

ALPHX	-31.63		-6.82	-0.50	-0.24
BETAX	-37.03		N/A	N/A	-13.80
S&P 500	-37.00		-8.36	-2.19	3.25/-11.15
Total Annual Fund Operating Expenses
(ALPHX)	6.10	%***
Total Annual Fund Operating Expenses
(BETAX)	5.97	%***
Net Fund Operating Expenses (ALPHX &
BETAX)	3.99	%****

*	Average Annualized Return.
**	ALPHX Inception on 9/23/02 / BETAX inception on 4/28/06.
***	Total Annual Fund Operating Expenses are for the year ended December 31, 2007.
****	Excluding dividends on short positions and interest on borrowing, other Fund Operating Expenses are contractually capped indefinitely at 3.99%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Most recent month-end performance is available by calling 1-877-LOW-BETA

The Outlook for 2009

2008 will certainly be remembered by investors as the year they would rather forget. This goes for traditional long-only equity investors and hedged strategy investors alike. But going forward, for investors with a reasonable time horizon, 2009 and beyond may well be remembered as the period in which opportunities presented themselves with unprecedented abundance, and especially in the hedged strategies arena.

At AIP, we seek to maintain our diversified strategies discipline, maintain portfolio liquidity in a tumultuous environment, and position our Funds for the opportunities at hand. While 2008 proved that extreme markets can cause extreme variances to anticipated results, we should also raise our expectations for the intermediate to longer-term prospects that such dislocated markets can provide to a variety of hedged portfolio strategies. We believe that market fundamentals will return, and properly positioned investors, undertaking prudent risks, should be amply rewarded.

2009 is off to a bad start for long-only equity investors, with the S&P down 38.43% in January, a historic drop. Hedged strategies however, appear to have returned to their more traditional non-correlative behavior, as evidenced by ALPHX being flat performance-wise for the YTD period through January 31, 2009 at 0.00%, with our Beta Hedged Strategies Fund being up slightly at +1.15% for the same period. We believe that the fundamental reason for this improved behavior for hedged strategies has been the gradual easing of liquidity and credit markets, which have allowed some non-equity dependent strategies to recover some of their losses from 2008. Hopefully, January will be a bit of a bell-weather on that front as we continue on into 2009, and we should see some continued improvements in overall market confidence and liquidity.

We believe AIP Funds may be more volatile during a potential “bounce back” phase than during in its first 5 years (although it is important to note that its increased volatility in 2008 was proportionately less of an increase than that experienced by the S&P 500). We also think the Funds have the potential to provide higher returns as well, and that it may well be a superior rate of “risk adjusted return” than that seen in the 5 years ended 12/31/07, a period we now view, in hindsight, as a more low risk / low return environment.

Must be preceded or accompanied by a prospectus. Read it carefully before investing.

Fund Disclosure

Certain hedging techniques and leverage employed in the management of the Funds may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Funds. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Funds. Options held in the Funds may be illiquid and the fund manager may have difficulty closing out a position. The Funds may also invest in:

●	smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;

●	foreign securities, which involve currency risk, different accounting standards and are subject to political instability;

●	securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;

●
shares of other investment companies that invest in securities and styles similar to the Funds, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds.

The Funds intend to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include: merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses. The Funds are non-diversified and therefore may invest in the securities of fewer issuers than diversified funds at any one time; as a result, the gains and losses of a single security may have a greater impact on each Fund’s share price.

Because the Funds are fund-of-funds, your cost of investing in the Funds will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Funds, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the prospectus for more information about the Funds, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in the Funds may not be suitable for all investors.

The information provided herein represents the opinion of AIP and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Alpha: is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Beta: measures the correlation and magnitude with which a fund moves in relation to a general market benchmark. Correlation is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1. Down Capture is a measure of the Investment’s compound return when the Benchmark was down divided by the Benchmark’s compound return when the Benchmark was down. The smaller the value, the better. S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Quasar Distributors, LLC, Distributor — 3/09

AIP Alternative Strategies Funds
Alpha Hedged Strategies Fund (No Load)
Growth of $10,000 — December 31, 2008

^	Since inception data for the Fund and the S&P 500 Index is as of 9/23/2002.
*	Since inception data for the HFRI FOF: Conservative Index and the 90 Day T-Bill is as of 9/30/2002.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.aipfunds.com.

The chart assumes an initial investment of $10,000 made on September 23, 2002 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund’s portfolio.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.

The HFRI FOF: Conservative Index is an equally weighted performance index. The funds that comprise this index are hedge funds available only to accredited investors. These funds seek to profit by investing in various absolute return, hedged strategies. One cannot invest directly in an index.

AIP Alternative Strategies Funds
Alpha Hedged Strategies Fund (Class C)
Growth of $10,000 — December 31, 2008

Annualized Total Return
as of 12/31/08

	One Year	Since Inception
Alpha Hedged Strategies Fund (Class C)	-32.17%	-11.29% ^
S&P 500 Index	-37.00%	-11.32% ^
90 Day T-Bill	1.38%	3.34% *
HFRI FOF: Conservative Index	-17.27%	-3.01%*

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
8/1/06
9/30/06
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
$10,824
$9,288
$7,486
$7,481
Alpha Hedged Strategies Fund
S&P 500 Index
90 Day T-bill
HFRI FOF: Conservative Index

^	Since inception data for the Fund and the S&P 500 Index is as of 8/01/2006.
*	Since inception data for the HFRI FOF: Conservative Index and the 90 Day T-Bill is as of 7/31/2006.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.aipfunds.com. The Fund imposes a 2% redemption fee on shares held less than 90 days.

The chart assumes an initial investment of $10,000 made on August 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund’s portfolio.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.

The HFRI FOF: Conservative Index is an equally weighted performance index. The funds that comprise this index are hedge funds available only to accredited investors. These funds seek to profit by investing in various absolute return, hedged strategies. One cannot invest directly in an index.

AIP Alternative Strategies Funds
Beta Hedged Strategies Fund (No Load)
Growth of $10,000 — December 31, 2008

Annualized Total Return
as of 12/31/08

	One Year	Since Inception
Beta Hedged Strategies Fund (No Load)	-37.03%	-13.80% ^
S&P 500 Index	-37.00%	-11.15% ^
90 Day T-Bill	1.38%	3.48% *
HFRI FOF: Strategic Index	-24.79%	-4.88%*

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
4/28/06
9/30/06
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
$10,958
$8,752
$7,288
$6,721
Beta Hedged Strategies Fund
S&P 500 Index
90 Day T-bill
HFRI FOF: Strategic Index

^	Since inception data for the Fund and the S&P 500 Index is as of 4/28/2006.
*	Since inception data for the HFRI FOF: Strategic Index and the 90 Day T-Bill is as of 4/30/2006.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.aipfunds.com.

The chart assumes an initial investment of $10,000 made on April 28, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund’s portfolio.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.

The HFRI FOF: Strategic Index is an equally weighted performance index. The funds that comprise this index are hedge funds available only to accredited investors. These funds seek to profit by investing in various opportunistic return, hedged and alternative strategies. One cannot invest directly in an index.

AIP Alternative Strategies Funds
Beta Hedged Strategies Fund (Class C)
Growth of $10,000 — December 31, 2008

^	Since inception data for the Fund and the S&P 500 Index is as of 8/01/2006.
*	Since inception data for the HFRI FOF: Strategic Index and the 90 Day T-Bill is as of 7/31/2006.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.aipfunds.com. The Fund imposes a 2% redemption fee on shares held less than 90 days.

The chart assumes an initial investment of $10,000 made on August 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund’s portfolio.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.

The HFRI FOF: Strategic Index is an equally weighted performance index. The funds that comprise this index are hedge funds available only to accredited investors. These funds seek to profit by investing in various opportunistic return, hedged and alternative strategies. One cannot invest directly in an index.

AIP Alternative Strategies Funds
Alpha Hedged Strategies Fund
(1) Allocation of Portfolio Assets — December 31, 2008

(1) Percentages are stated as a percentage of total investments.

AIP Alternative Strategies Funds
Beta Hedged Strategies Fund
(1) Allocation of Portfolio Assets — December 31, 2008

5%
12%
21%
12%
5%
4%
2%
4%
13%
22%

- The Arbitrage-2 (Fixed Income) Portfolio - 12%
- Deep Value Hedged Income-1 Portfolio - 12%
- Distressed Securities & Special Situations-1 Portfolio - 5%
- Energy & Natural Resources-1 Portfolio - 13%
- Global Hedged Income-1 Portfolio - 22%
- Long/Short Equity-Deep Discount Value-1 Portfolio - 4%
- Long/Short Equity-Growth-1 Portfolio - 2%
- Long/Short Equity-International-1 Portfolio - 4%
- Long/Short Equity-Momentum-1 Portfolio -21%
- Cash - 5%

(1) Percentages are stated as a percentage of total investments.

AIP Alternative Strategies Funds
Expense Example
December 31, 2008 (Unaudited)

As a shareholder of the Alpha or Beta Hedged Strategies Funds (each a “Fund” and collectively “the Funds”), you incur two types of costs: (1) transaction costs, including deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/08-12/31/08).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no up-front sales load or transaction fees, a contingent deferred sales charge of 1.00% is applied to Class C shares sold within a year. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

AIP Alternative Strategies Funds
Expense Example
December 31, 2008 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpha Hedged Strategies (No Load Shares)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08+

Actual^	$1,000.00	$711.00	$24.51
Hypothetical
(5% return before
expenses)**	1,000.00	996.48	28.61

^	Excluding interest expense and dividends on short positions, your actual expenses would be $17.16.

**	Excluding interest and excise tax expenses and dividends on short positions, your hypothetical expenses in the Portfolio would be $20.11.

+
Expenses are equal to the Portfolio’s annualized expense ratio, including interest expense and dividends on short positions incurred indirectly through the underlying funds, of 5.70%, multiplied by the average account value over the period, multiplied by 184/366. If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 3.99%.

AIP Alternative Strategies Funds
Expense Example
December 31, 2008 (Unaudited) (continued)

Alpha Hedged Strategies (C Shares)
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08+

Actual^	$1,000.00	$707.90	$27.69
Hypothetical
(5% return before
expenses)**	1,000.00	992.71	32.31

^	Excluding interest expense and dividends on short positions, your expenses in the Portfolio would be $20.35.

**	Excluding interest and excise tax expenses and dividends on short positions, your hypothetical expenses in the Portfolio would be $23.85.

+
Expenses are equal to the Portfolio’s annualized expense ratio, including interest expense and dividends on short positions incurred indirectly through the underlying funds, of 6.45%, multiplied by the average account value over the period, multiplied by 184/366. If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 4.74%.

Beta Hedged Strategies (No Load Shares)
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08+

Actual^	$1,000.00	$679.80	$24.45
Hypothetical
(5% return before
expenses)**	1,000.00	996.03	29.05

^	Excluding interest expense and dividends on short positions, your actual expenses in the Portfolio would be $16.85.

**	Excluding interest and excise tax expenses and dividends on short positions, your hypothetical expenses in the Portfolio would be $20.11.

+
Expenses are equal to the Portfolio’s annualized expense ratio, including interest expense and dividends on short positions incurred indirectly through the underlying funds, of 5.79%, multiplied by the average account value over the period, multiplied by 184/366. If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 3.99%.

AIP Alternative Strategies Funds
Expense Example
December 31, 2008 (Unaudited) (continued)

Beta Hedged Strategies (C Shares)
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08+

Actual^	$1,000.00	$676.50	$27.56
Hypothetical
(5% return before
expenses)**	1,000.00	992.26	32.75

^	Excluding interest expense and dividends on short positions, your actual expenses in the Portfolio would be $19.98.

**	Excluding interest and excise tax expenses and dividends on short positions, your hypothetical expenses in the Portfolio would be $23.85.

+
Expenses are equal to the Portfolio’s annualized expense ratio, including interest expense and dividends on short positions incurred indirectly through the underlying funds, of 6.54%, multiplied by the average account value over the period, multiplied by 184/366. If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 4.74%.

AIP Alternative Strategies Fund
Alpha Hedged Strategies Fund
Schedule of Investments — December 31, 2008

	Shares or
UNDERLYING FUNDS TRUST — 116.71%	Principal Amount	Value
The Arbitrage-1 Portfolio (Convertible Bond)	2,952,214	$24,798,598
The Arbitrage-2 Portfolio (Fixed Income)(a)	6,831,690	51,647,574
The Deep Value Hedged Income-1 Portfolio	8,498,494	45,636,912
The Distressed Securities & Special Situations-1
Portfolio	8,729,260	42,860,667
The Energy & Natural Resources-1 Portfolio(a)	6,507,131	30,453,373
The Global Hedged Income-1 Portfolio(a)	4,803,841	32,377,890
The Long/Short Equity — Deep Discount Value-
1 Portfolio(a)	3,487,289	22,004,794
The Long/Short Equity — Earnings Revision-1
Portfolio(a)	1,787,898	21,901,755
The Long/Short Equity — Growth-1
Portfolio(a)	1,988,931	15,135,762
The Long/Short Equity — Healthcare/Biotech-1
Portfolio	1,209,073	10,337,575
The Long/Short Equity — International-1
Portfolio(a)	2,243,898	19,544,353
The Long/Short Equity — Momentum-1
Portfolio(a)	4,115,832	40,293,998
The Long/Short Equity — REIT-1 Portfolio	1,894,774	19,137,220
The Merger Arbitrage-1 Portfolio(a)	3,085,190	24,527,259
TOTAL UNDERLYING FUNDS TRUST (Cost
$534,483,172)		400,657,730
REPURCHASE AGREEMENTS — 13.53%
J.P. Morgan 0.050%, dated 12/31/08,
due 01/02/2009 repurchase price
$46,434,732(b)	$46,434,669	46,434,669
TOTAL REPURCHASE AGREEMENTS (Cost
$46,434,669)		46,434,669
TOTAL INVESTMENTS
(Cost $580,917,841) — 130.24%		447,092,399
Liabilities in Excess of Other Assets —
(30.24)%		(103,800,391)
TOTAL NET ASSETS — 100.00%		$343,292,008

Percentages are stated as a percent of net assets.
(a)	— Non Income Producing.
(b)	— Collateralized by U.S. Government or U.S. Government Agency securities, U.S. Government Agency mortgage-backed securities, certificates of deposit or banker’s acceptances.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Fund
Beta Hedged Strategies Fund
Schedule of Investments — December 31, 2008

	Shares or
UNDERLYING FUNDS TRUST — 112.64%	Principal Amount	Value

The Arbitrage-2 Portfolio (Fixed Income)(a)	110,325	$834,053
The Deep Value Hedged Income-1 Portfolio	165,043	886,279
The Distressed Securities & Special Situations-
1 Portfolio	67,321	330,545
The Energy & Natural Resources-1
Portfolio(a)	197,173	922,768
The Global Hedged Income-1 Portfolio(a)	236,877	1,596,549
The Long/Short Equity — Deep Discount
Value-1 Portfolio(a)	42,639	269,049
The Long/Short Equity — Growth-1
Portfolio(a)	18,482	140,646
The Long/Short Equity — International-1
Portfolio(a)	31,659	275,746
The Long/Short Equity — Momentum-1
Portfolio(a)	151,172	1,479,970
TOTAL UNDERLYING FUNDS TRUST
(Cost $9,793,907)		6,735,605
REPURCHASE AGREEMENTS — 6.67%
J.P. Morgan 0.050%,
dated 12/31/08,
due 01/02/2009
repurchase price $398,650(b)	$398,649	398,649
TOTAL REPURCHASE AGREEMENTS
(Cost $398,649)		398,649
TOTAL INVESTMENTS
(Cost $10,192,556) — 119.31%		7,134,254
Liabilities in Excess of Other Assets —
(19.31)%		(1,154,732)
TOTAL NET ASSETS — 100.00%		$5,979,522

Percentages are stated as a percent of net assets.
(a)	Non Income Producing.
(b)	Collateralized by U.S. Government or U.S. Government Agency securities, U.S. Government Agency mortgage-backed securities, certificates of deposit or banker’s acceptances.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statements of Assets and Liabilities
December 31, 2008

	ALPHA	BETA
	HEDGED	HEDGED
	STRATEGIES	STRATEGIES

Assets:
Investments in affiliated Portfolios, at value
(cost $534,483,172, $9,793,907)	$400,657,730	$6,735,605
Repurchase agreements (cost $46,434,669,
$398,649)	46,434,669	398,649
Receivable for Fund shares issued	532,360	7,041
Dividends and interest receivable	973	18
Total Assets	447,625,732	7,141,313
Liabilities:
Short-term borrowing on credit facility	100,000,000	1,141,000
Payable for Fund shares redeemed	3,679,633	8,394
Accrued distribution fee	150,442	7,090
Accrued shareholder servicing fee	71,415	1,035
Accrued interest expense	202,585	560
Accrued operating services fee	229,649	3,712
Total Liabilities	104,333,724	1,161,791
Net Assets	$343,292,008	$5,979,522
Net Assets Consist of:
Shares of beneficial interest	$485,927,557	$13,753,180
Undistributed net investment income (loss)	312,800	(178)
Accumulated net realized gain (loss) on investments
sold	(9,122,907)	(4,715,178)
Net unrealized appreciation (depreciation) on
Investments	(133,825,442)	(3,058,302)
Total Net Assets	$343,292,008	$5,979,522
No Load Shares:
Net Assets	$314,600,272	$4,932,079
Shares outstanding (unlimited shares authorized,
$0.001 par value) .	35,166,763	628,907
Net asset value, offering price and redemption price
per share	$8.95	$7.84
Class C Shares:
Net Assets	$28,691,736	$1,047,443
Shares outstanding (unlimited shares authorized,
$0.001 par value)	3,231,641	135,482
Net asset value, offering price and redemption price
per share	$8.88	$7.73

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statements of Operations
For the Year Ended December 31, 2008

	ALPHA	BETA
	HEDGED	HEDGED
	STRATEGIES	STRATEGIES
Investment Income:
Income distributions from affiliated
Portfolios	$4,150,264	$90,984
Interest income	19,727	965
Total Investment Income	4,169,991	91,949
Expenses:
Shareholder servicing fees (No Load Shares)	1,597,648	47,226
Distribution fees (Class C Shares)	390,130	12,699
Operating services fees	5,017,735	149,187
Total operating expenses before interest
expense	7,005,513	209,112
Interest expense on credit facility	6,372,624	302,549
Excise tax fees	15,286	507
Total Expenses	13,393,423	512,168
Net Expenses	13,393,423	512,168
Net Investment Income (Loss)	(9,223,432)	(420,219)
Realized and Unrealized Gain (Loss) on
Investments:
Realized Gains (Losses) from sale of
affiliated Portfolios	(69,229,858)	(4,715,644)
Realized gain distributions from affiliated
Portfolios	491,010	466
Total Realized Gains (Losses)	(68,738,848)	(4,715,178)
Change in unrealized appreciation
(depreciation) on affiliated Portfolios	(152,062,238)	(1,988,724)
Net Realized and Unrealized Gain (Loss)
on Investments	(220,801,086)	(6,703,902)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(230,024,518)	$(7,124,121)

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
ALPHA HEDGED STRATEGIES FUND	2008	2007
Operations:
Net investment income (loss)	$(9,223,432)	$1,416,492
Net realized gain (loss) on affiliated
Portfolios	(68,738,848)	32,750,967
Change in unrealized appreciation on affiliated
Portfolios	(152,062,238)	(2,525,884)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(230,024,518)	31,641,575
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	(4,588,822)	(5,784,482)
Class C Shares	(183,770)	(60,339)
Capital Gain Distribution:
No Load Shares	(543,642)	(34,507,224)
Class C Shares	(41,004)	(1,608,871)
Total Dividends and Distributions	(5,357,238)	(41,960,916)
Capital Share Transactions:
No Load Shares:
Proceeds from shares issued	380,782,404	503,535,935
Proceeds from shares issued to holders in
reinvestment of dividends	4,822,462	38,481,919
Cost of shares redeemed	(555,355,874)	(106,983,105)
Redemption fees retained — exchanges	—	4,193
C Shares:
Proceeds from shares issued	19,270,580	33,910,390
Proceeds from shares issued to holders in
reinvestment of dividends	197,155	1,518,175
Cost of shares redeemed	(12,771,236)	(996,497)
Redemption fees retained — exchanges	—	6,971
Net Increase in Net Assets from Capital
Share Transactions	(163,054,509)	469,477,981
Total Increase (Decrease) in Net Assets	(398,436,265)	459,158,640
Net Assets:
Beginning of period	741,728,273	282,569,633
End of period*	$343,292,008	$741,728,273
* Including undistributed net investment
income (loss)	$312,800	$695,910

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
BETA HEDGED STRATEGIES FUND	2008	2007

Operations:
Net investment (loss)	$(420,219)	$40,662
Net realized gain (loss) on affiliated Portfolios	(4,715,178)	1,339,048
Change in unrealized appreciation (depreciation)
on affiliated Portfolios	(1,988,724)	(993,883)
Net Increase (Decrease) in Net Assets Resulting
from Operations	(7,124,121)	385,827
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	(5,335)	(35,561)
Class C Shares	(1,165)	(127)
Capital Gain Distribution:
No Load Shares	(2,441)	(1,355,765)
Class C Shares	(504)	(58,319)
Total Dividends and Distributions	(9,445)	(1,449,772)
Capital Share Transactions:
No Load Shares:
Proceeds from shares issued	9,181,032	32,288,734
Proceeds from shares issued to holders in
reinvestment of dividends	7,205	1,338,626
Cost of shares redeemed	(26,819,868)	(8,866,937)
Redemption fees retained — exchanges	—	958
C Shares:
Proceeds from shares issued	553,713	1,215,317
Proceeds from shares issued to holders in
reinvestment of dividends	1,269	48,833
Cost of shares redeemed	(221,401)	(2,760)
Redemption fees retained — exchanges	—	14
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	(17,298,050)	26,022,785
Total Increase (Decrease) in Net Assets	(24,431,616)	24,958,840
Net Assets:
Beginning of period	30,411,138	5,452,298
End of period*	$5,979,522	$30,411,138
* Including undistributed net investment income
(loss)	$(178)	$12,790

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statement of Cash Flows
For the Year Ended December 31, 2008

ALPHA HEDGED STRATEGIES
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(230,024,518)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating
activities:
Net realized (gain) loss on:
Sale of affiliated UFT Portfolios	69,220,059
Change in unrealized appreciation (depreciation) on
affiliated UFT Portfolios	152,062,238
Changes in assets and liabilities:
Dividends and interest receivable	(200)
Payable for investments purchased	(24,000,000)
Payable for distribution fees	120,187
Payable for shareholder servicing fee	(75,354)
Accrued interest expense	(529,525)
Accrued operating services fee	(227,177)
Purchases of affiliated UFT portfolios	(156,203,851)
Sales of affiliated UFT portfolios	436,092,479
Net purchases of repurchase agreements	(40,062,815)
Net cash provided by operating activities	206,371,523
Cash flows from financing activities:
Proceeds from shares issued	400,052,984
Receivable for Fund shares issued	7,524,251
Payable for Fund shares redeemed	2,505,973
Payment on shares redeemed	(568,127,110)
Cash distributions paid	(337,621)
Short-term borrowing on credit facility	(47,990,000)
Net cash used by financing activities	(206,371,523)
Net change in cash for the period	—
Cash, beginning of year	—
Cash, end of year	$—
Supplemental information:
Cash paid for interest on loan outstanding	$6,902,149
Noncash financing activities consisting of reinvestments of
distributions	$5,019,617

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statement of Cash Flows
For the Year Ended December 31, 2008

BETA HEDGED STRATEGIES
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(7,124,121)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating
activities:
Net realized (gain) loss on sale of affiliated UFT portfolios	4,704,683
Change in unrealized appreciation (depreciation) on affiliated
UFT Portfolios	1,988,724
Changes in assets and liabilities:
Dividends and interest receivable	27
Payable for investments purchased	(1,000,000)
Payable for distribution fees	5,656
Payable for shareholder servicing fee	(4,736)
Accrued interest expense	(36,394)
Accrued operating services fee	(14,094)
Purchases of affiliated UFT portfolios	(2,909,285)
Sales of affiliated UFT portfolios	26,609,248
Net purchases of repurchase agreements	(141,447)
Net cash provided by operating activities	22,078,261
Cash flows from financing activities:
Proceeds from shares issued	9,734,745
Receivable for Fund shares issued	2,872,304
Payable for Fund shares redeemed	(202,070)
Payment on shares redeemed	(27,041,269)
Cash distributions paid	(971)
Short-term borrowing on credit facility	(7,441,000)
Net cash used by financing activities	(22,078,261)
Net change in cash for the period	—
Cash, beginning of year	—
Cash, end of year	$—
Supplemental information:
Cash paid for interest on loan outstanding	$338,943
Noncash financing activities consisting of reinvestments of
distributions	$8,474

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Notes to Financial Statements
December 31, 2008

1.  Organization

AIP Alternative Strategies Funds (the “Trust”) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is an open-ended management investment company issuing two non-diversified series of shares to investors, Alpha Hedged Strategies Fund (formerly known as the Alpha Strategies I Fund) (“Alpha”) and Beta Hedged Strategies Fund (“Beta”) (the “Funds”). Each Fund of the Trust has its own investment objective and policies. As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds in the Underlying Funds Trust (the “UFT”). The results of these funds are shown in separate statements as their performance has impacted the results of Alpha and Beta.

The Funds offer No Load Shares and Class C Shares. The Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%. The Class C shares do not charge a shareholder servicing fee.

Underlying Funds Trust (the “UFT”), an open-end management investment company, was organized as a Delaware statutory trust on March 27, 2006. Effective at the close of business on April 28, 2006 Alpha exchanged substantially all of its net assets through a tax-free exchange for shares of UFT mutual funds and changed its structure to become a Fund-of-Funds. The UFT is comprised of several series of mutual funds, all of which are non-diversified, open-ended management investment companies (the “Portfolio(s)”). Each Portfolio is an affiliated registered investment company under the Investment Company Act, but is not publicly offered and therefore is only available to affiliated, publicly offered Funds.

The Equity Options Overlay-1 Portfolio was liquidated on December 30, 2008. The Long/Short Equity-Global-1 Portfolio was liquidated on December 18, 2008. The results of investment in these funds are shown in these statements because Alpha and Beta invested in the funds during the year.

Under a Fund-of-Funds structure each Fund invests all of its investable assets across a number of Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Portfolio. The Funds and Portfolios are managed by Alternative Investment Partners, LLC (the “Advisor”) and the Portfolios are advised by the Sub-Advisors. The Investment Advisor and the Board of Trustees may create additional Portfolios with additional Sub-Advisors from time to time to increase the number of Portfolios, and alternative investment strategies, available in which the Funds may invest.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies that are in conformity with U.S. generally accepted accounting principles and which are followed consistently by the Funds in the preparation of their financial statements.

Investment Valuation and Transactions
Investments in Portfolios of the UFT are valued at their net asset values as reported by the respective UFT Portfolios. Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the effective interest method.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds have adopted FAS 157 effective January 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2008:

Alpha Hedged Strategies Fund:

		Other
	Investments	Financial
Description	in Securities	Instruments*
Level 1 — Quoted prices	$400,657,730	$—
Level 2 — Other significant observable inputs	46,434,669	—
Level 3 — Significant unobservable inputs	—	—
Total	$447,092,399	$—
Beta Hedged Strategies Fund:
		Other
	Investments	Financial
Description	in Securities	Instruments*
Level 1 — Quoted prices	$6,735,605	$—
Level 2 — Other significant observable inputs	398,649	—
Level 3 — Significant unobservable inputs	—	—
Total	$7,134,254	$—

*
Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Level categories above represent Alpha and Beta’s investments in shares of the UFTs (Level I) and repurchase agreements (Level II). The investments and other financial instruments held by the UFTs have separate level categorizations which can be found in their financial statements.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal and Other Income Taxes
The Funds intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of New York. As of December 31, 2008, open Federal and New York tax years include the tax years ended December 31, 2006 through December 31, 2008. The Funds have no examination in progress.

Use of Estimates
The preparation of the financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes”
Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

New Accounting Pronouncements
In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities”
(“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

The FASB Staff Position No. 133-1 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period.

3.  Underlying Funds Trust
As of December 31, 2008 the UFT consisted of the following Portfolios: The Arbitrage-1 Portfolio (Convertible Bond), Arbitrage-2 Portfolio (Fixed Income), Deep Value Hedged Income-1 Portfolio, Distressed Securities & Special Situations-1 Portfolio, Energy & Natural Resources-1 Portfolio, Global Hedged Income-1 Portfolio, Long/Short Equity-Deep Discount Value-1 Portfolio, Long/Short Equity-Earnings Revision-1 Portfolio, Long/Short Equity Growth-1 Portfolio, Long/Short Equity-Healthcare/Bio-tech-1 Portfolio, Long/Short Equity-International-1 Portfolio, Long/Short Equity-Momentum-1 Portfolio, Long/Short Equity-REIT-1 Portfolio and Merger Arbitrage-1 Portfolio.

Investment Concentration
For the year ended December 31, 2008 for Alpha and Beta Funds, the investment concentrations in the UFT Portfolios were as follows:

	Alpha	Beta

The Arbitrage-1 Portfolio (Convertible Bond)	100.0%	0.0%
The Arbitrage-2 Portfolio (Fixed Income)	98.4	1.6
The Deep Value Hedged Income-1 Portfolio	98.1	1.9
The Distressed Securities & Special Situations-1 Portfolio	99.2	0.8
The Energy & Natural Resources-1 Portfolio	97.1	2.9
The Equity Options Overlay-1 Portfolio(1)	N/A	N/A
The Global Hedged Income-1 Portfolio	95.3	4.7
The Long/Short Equity — Deep Discount Value-1 Portfolio	98.8	1.2
The Long/Short Equity — Earning Revision-1 Portfolio	100.0	0.0
The Long/Short Equity — Global-1 Portfolio(2)	N/A	N/A
The Long/Short Equity — Growth-1 Portfolio	99.1	0.9
The Long/Short Equity — Healthcare/Biotech-1 Portfolio	100.0	0.0
The Long/Short Equity — International-1 Portfolio	98.6	1.4
The Long/Short Equity — Momentum-1 Portfolio	96.5	3.5
The Long/Short Equity — REIT-1 Portfolio	100.0	0.0
The Merger Arbitrage-1 Portfolio	100.0	0.0

(1) The Equity Options Overlay-1 Portfolio was liquidated on December 30, 2008.

(2) The Long/Short Equity — Global-1 Portfolio was liquidated on December 18, 2008.

Investment Objectives
As set forth below, each Portfolio has a distinct focus in accordance with which it employs certain investment strategies:

The Arbitrage-1 Portfolio (Convertible Bond)
Investment Objective
The Arbitrage-1 Portfolio (Convertible Bond) seeks to achieve current income and capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain convertible bonds and common stock. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies. The Portfolio has no policy with respect to the credit rating, maturity or duration of the debt securities in which it may invest and may invest in debt securities of any credit rating, maturity or duration.

The principal strategy to be employed by the Portfolio includes relative value/arbitrage strategies in which the Portfolio may invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities.

The Arbitrage-2 Portfolio (Fixed Income)
Investment Objective
The Arbitrage-2 Portfolio (Fixed Income) seeks to achieve current income with preservation of principal.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain fixed income and derivative securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies. The Portfolio has no policy with respect to the maturity or duration of the debt securities in which it may invest and may invest in debt securities of any maturity or duration.

The principal strategies to be employed by the Portfolio include Fixed Income and High Yield Investment and Relative Value/Interest Rate Arbitrage Strategies. A Fixed Income and High Yield Investment Strategy is where the Portfolio is designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly referred to as “junk bonds.” Additionally, the Portfolio may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments. A Relative Value/Interest Rate Arbitrage Strategy is where the Portfolio invests both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities which may include investing in interest rate swap arbitrage, U.S. and/or non-U.S. government bond arbitrage.

The Deep Value Hedged Income-1 Portfolio
Investment Objective
The Deep Value Hedged Income-1 Portfolio seeks to achieve capital preservation and appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to invest in companies in financial distress. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Event Driven Strategies, Distressed Securities Strategies and Market or Sector Timing/Trading Strategies. An Event Driven Strategy is where the Portfolio is designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. A Distressed Securities Strategy is where the Portfolio is designed to employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize. A Market or Sector Timing/Trading Strategy is where the Portfolio is designed to benefit from the cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

The Distressed Securities & Special Situations-1 Portfolio
Investment Objective
The Distressed Securities & Special Situations-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to invest in companies in financial distress. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Event Driven and Distressed Securities Strategies. An Event Driven Strategy is where the Portfolio is designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. A Distressed Securities Strategy is where the Portfolio is designed to invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.

The Energy and Natural Resources-1 Portfolio
Investment Objective
The Energy and Natural Resources-1 Portfolio seeks to achieve capital appreciation and capital preservation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in U.S. domestic equity securities and master limited partnerships within the energy and natural resources sectors. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market or Sector Timing/Trading and Long/Short Equity Strategies. A Market or Sector Timing/Trading Strategy is where the Portfolio may employ strategies designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude. A Long/Short Equity Strategy is where the Portfolio may utilize strategies that employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Global Hedged Income-1 Portfolio
Investment Objective
The Global Hedged Income-1 Portfolio seeks to achieve current income. Its secondary objective is capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest (both long and short) at least 80% of its total assets in fixed income and income-oriented securities of issuers located in a variety of countries throughout the world, with an emphasis on sovereign fixed income securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market or Sector Timing/Trading and Fixed Income and High Yield Investment Strategies. A Market or Sector Timing/Trading Strategy is where the Portfolio is designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude. A Fixed Income and High Yield Investment Strategy is where the Portfolio is designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly “junk bonds.” Additionally, the Portfolio may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments.

The Long/Short Equity — Deep Discount Value-1 Portfolio
Investment Objective
The Long/Short Equity — Deep Discount Value-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in equity securities that allow the Portfolio to focus on the fundamental valuations relative to current market price of the companies in which it invests. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Event Driven, Market or Sector Timing/Trading and Long/Short Equity Strategies. An Event Driven Strategy is where the Portfolio is designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. A Market or Sector Timing/Trading Strategy is where the Portfolio is designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — Earnings Revision-1 Portfolio
Investment Objective
The Long/Short Equity — Earning Revision-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in equity securities that allow the Portfolio to focus on the revisions of earnings estimates on the companies in which it invests. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market Neutral Equity and Long/Short Equity Strategies. A Market Neutral Equity Strategy is where the Portfolio is designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — Growth-1 Portfolio
Investment Objective
The Long/Short Equity — Growth-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in U.S. domestic equity securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market Neutral Equity and Long/Short Equity Strategies. A Market Neutral Equity Strategy is where the portfolio is designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — Healthcare/Biotech-1 Portfolio
Investment Objective
The Long/Short Equity — Healthcare/Biotech-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in equity securities of industry groups within the healthcare/biotech sector. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market Neutral and Long/Short Equity Strategies. A Market Neutral Equity Strategy is where the Portfolio may employ strategies designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/ Short Equity Strategy is where the Portfolio may utilize strategies that employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — International-1 Portfolio
Investment Objective
The Long/Short Equity — International-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in equity securities of issuers located in a variety of countries throughout the world that allow the Portfolio to capture some of the inefficiencies in market pricing of equity securities domiciled outside the U.S. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market Neutral Equity and Long/Short Equity Strategies. A Market Neutral Equity Strategy is where the Portfolio is designed to employ strategies designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — Momentum-1 Portfolio
Investment Objective
The Long/Short Equity — Momentum-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on the relative near-term price performance of the companies in which it invests. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market or Sector Timing/Trading, Market Neutral Equity and Long/Short Equity Strategies. A Market or Sector Timing/Trading Strategy is where the Portfolio is designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude. A Market Neutral Equity Strategy is where the Portfolio is designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — REIT-1 Portfolio
Investment Objective
The Long/Short Equity — REIT-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in equity real estate investment trust (“REIT”) securities that allow the Portfolio to capture some of the inefficiencies in market pricing of U.S. commercial real estate. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Long/Short Equity and Relative Value/Arbitrage Strategies. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures. A Relative Value/Arbitrage Strategy is where the Portfolio is designed to employ strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities which may include investing in long and short positions in securities of different companies in the same industry.

The Merger Arbitrage-1 Portfolio
Investment Objective
The Merger Arbitrage-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on investing in announced merger and acquisition transactions and in companies that may be attractive acquisition targets. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Event Driven and Relative Value/Merger Arbitrage Strategies. An Event Driven Strategy is where the Portfolio employs strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. A Relative Value/Merger Arbitrage Strategy is where the Portfolio is designed to invest in both long and short positions in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities which may include investing in long and short positions in securities involved in an announced merger deal.

Financial Information
The selected financial information presented below is for the Portfolios of the UFT.

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
		Portfolio		Portfolio
	Total	Turnover	Total	Turnover
	Return	Rate	Return	Rate
The Arbitrage-1 Portfolio (Convertible
Bond).	(16.55)%	64%	3.93%	80%
The Arbitrage-2 Portfolio (Fixed
Income)	(13.50)	926	9.76	43
The Deep Value Hedged Income-1
Portfolio(1)	(41.70)	44	0.80	8
The Distressed Securities & Special
Situations-1 Portfolio	(45.90)	219	9.93	194
The Energy & Natural Resources-1
Portfolio(2)	(53.30)	356	N/A	N/A
The Equity Options Overlay-1
Portfolio(3,5)	(26.96)	270	5.70	179
The Global Hedged Income-1 Portfolio	(34.28)	60	3.57	182
The Long/Short Equity-Deep Discount
Value-1 Portfolio	(24.88)	292	(1.07)	346
The Long/Short Equity-Earnings
Revision-1 Portfolio	1.91	122	21.55	81
The Long/Short Equity-Global-1
Portfolio(6)	(38.16)	130	38.94	152
The Long/Short Equity-Growth-1
Portfolio(4)	(24.43)	364	0.70	74
The Long/Short Equity-
Healthcare/Biotech-1 Portfolio	(10.65)	617	0.94	212
The Long/Short Equity-International-1
Portfolio	(13.16)	523	8.09	517
The Long/Short Equity-Momentum-1
Portfolio	(3.07)	260	11.51	122
The Long/Short Equity-REIT-1 Portfolio .	(8.56)	650	10.22	296
The Merger Arbitrage-1 Portfolio	(21.91)	212	4.02	235

(1)	The Portfolio’s inception date was May 1, 2007.
(2)	The Portfolio’s inception date was January 2, 2008.
(3)	The Portfolio’s inception date was January 8, 2007.
(4)	The Portfolio’s inception date was August 20, 2007.
(5)	The Equity Options Overlay-1 Portfolio was liquidated on December 30, 2008.
(6)	The Long/Short Equity — Global-1 Portfolio was liquidated on December 18, 2008.

Distributions from UFT
For the year ended December 31, 2008, the ordinary income distributions received by Alpha and Beta from the UFT were as follows:

	Alpha	Beta
The Arbitrage-1 Portfolio (Convertible Bond).	$14,465	$—
The Deep Value Hedged Income-1 Portfolio	4,118,017	79,973
The Distressed Securities & Special Situations-1
Portfolio	6,476	50
The Long/Short Equity — Healthcare/Biotech-1
Portfolio	1,507	—
The Long/Short Equity — Global-1 Portfolio	9,799	10,961
Total income distributions received	$4,150,264	$90,984

For the year ended December 31, 2008, the following Portfolios paid short-term capital gain distributions to Alpha and Beta:
	Alpha	Beta
The Distressed Securities & Special Situations — 1
Portfolio	$23,068	$178
The Long/Short Equity — Healthcare/Biotech-1 Portfolio	31,549	—
The Long/Short Equity — REIT-1 Portfolio	122,190	—
Total short-term capital gain distributions received	$176,807	$178

For the year ended December 31, 2008, the following Portfolios paid long-term capital gain distributions to Alpha and Beta:
	Alpha	Beta
The Distressed Securities & Special Situations-1 Portfolio	$37,310	$288
The Long/Short Equity — Healthcare/Biotech-1 Portfolio	136,606	—
The Long/Short Equity — REIT-1 Portfolio	140,287	—
Total long-term capital gain distributions received	$314,203	$288

Security Valuation
Securities in the Portfolios of the UFT are valued in the following manner:

Portfolio securities that are listed on a U.S. securities exchange are valued at the closing price of the applicable exchange on the day the valuation is made. Securities listed on the NASDAQ Global Market System are valued using the NASDAQ Official Closing Price (“NOCP”). Open short positions that are traded on the New York Stock Exchange, the American Stock Exchange and on the NASDAQ Global Market System are valued at the last reported sales price on that exchange. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter market are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Futures are valued at settlement price. Foreign equities are valued at the official closing price, last bid if no closing price. The value of swap agreements is equal to the Portfolios’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts. Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. Whether a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate.

Investment and shareholder transactions in the UFT Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the UFT are in conformity with U.S. generally accepted accounting principles.

Repurchase Agreements
Certain UFT Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. It is the Trust’s policy that the Portfolios will receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the UFT Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the UFT Portfolio may be delayed or limited.

Short Sales
Certain UFT Portfolios may engage in short sale transactions. The Portfolios are liable for any dividends paid on securities sold short. At all times when the Portfolio does not own securities which are sold short, the Portfolios will maintain long securities equal in value on a daily marked-to-market basis to the securities sold short. The Portfolio does not require the brokers to maintain collateral in support of these receivables.

Futures Contracts
Certain Portfolios may purchase and sell futures contracts. Upon entering into a contract, the Portfolio deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains and losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Foreign Currency Transactions
Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Forward Currency Exchange Contracts
The Portfolios may enter into forward currency exchange contracts obligating the Portfolio to deliver or receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Options
Certain Portfolios may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Portfolio has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Portfolio has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Portfolio has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As a writer of a put option, the Portfolio has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Portfolio pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a nonrefundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale).

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices.

Swaps
Certain Portfolios may enter into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Portfolio to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Portfolio to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity swap contract obligates the Portfolio to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Portfolio to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contact.

The Portfolio may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Portfolio to pay the counter-party an amount tied to any increase in the spread between the two securities over the term of the contract. The Portfolio is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Portfolio to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Portfolio will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Portfolio considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counter-party risk to the Portfolio is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios did not hold any equity swap contracts at December 31, 2008.

The Portfolios may enter into credit default swaps for investment purposes, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying reference obligation in exchange for the underlying reference obligation. If a Portfolio is a buyer and no event of default occurs, the Portfolio will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Portfolio, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Portfolio would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by the Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

The Arbitrage-2 Portfolio (Fixed Income) used credit default swaps to maintain appropriate portfolio duration and convexity levels. Also, credit default swaps provide an efficient total for managing portfolio risk and thus are exclusively used for risk management activities.

The Arbitrage-2 Portfolio (Fixed Income) is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as over-the-counter swap contracts, entered into by the Portfolio and those counterparties. The ISDA Mater Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transaction under the applicable ISDA Master Agreement. Certain swap agreements between investment companies and counterparties contain terms which grant the counterparty the right to terminate the swap and demand settlement if the net asset value of the investment company has fallen by a specified percentage or below a specified value. Concentrations associated with such instruments may create risks associated with the timing of funding liabilities arising from these agreements. Any election by the counterparty to early terminate may impact the amounts reported in the financial statements. As of December 31, 2008 no early termination triggers have been met and invoked by the counterparties.

Upon entering into swap agreements, the Portfolios will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Portfolios are buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps the Portfolio will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Portfolio. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Portfolio has recourse against any collateral posted to them by the counterparty. Notional amounts of all credit default swaps agreements outstanding as of Decem-ber 31, 2008 for which a Fund is the seller of protection are disclosed in the footnotes of the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Swap agreements are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Convertible Securities
Certain Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants
Certain Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Federal Income Taxes
The Portfolios intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Portfolios intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Portfolio Holdings Information
The Board of Trustees of the Trust has adopted policies to ensure that any disclosure of information about a Portfolio’s portfolio holdings is in the best interest of investors. The portfolio holdings disclosure policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Portfolio. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Trust. Disclosure of each Portfolio’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.-gov. A complete list of a Portfolio’s portfolio holdings, shown pro rata by each Fund’s relative allocation, as of each calendar quarter-end is also available on the Trust’s website at www.aipfunds.com within 60 days after the calendar quarter-end.

4.	Investment Transactions

Purchases and sales of the UFT Portfolios for the year ended
December 31, 2008 (excluding short-term investments) were as follows:

	Alpha		Beta
	Purchases	Sales	Purchases	Sales

The Arbitrage-1 Portfolio
(Convertible Bond)	$11,583,940	$44,906,169	$—	$—
The Arbitrage-2 Portfolio
(Fixed Income)	1,933,850	8,750,000	—	1,512,837
The Deep Value Hedged
Income-1 Portfolio	6,259,172	3,000,000	79,973	2,402,968
The Distressed
Securities & Special
Situations-1 Portfolio	22,820,195	29,826,566	200,516	2,326,087
The Energy & Natural
Resources-1 Portfolio	61,403,536	4,000,000	2,100,000	172,339
The Equity Options
Overlay-1 Portfolio	1,511,009	41,642,621	—	2,953,226
The Global Hedged
Income-1 Portfolio	2,118,607	18,910,839	—	1,393,112
The Long/Short Equity —
Deep Discount Value-1
Portfolio	1,189,749	15,604,349	—	2,920,849
The Long/Short Equity —
Earnings Revision-1
Portfolio	1,494,463	42,000,000	—	—
The Long/Short Equity —
Global-1 Portfolio	960,139	27,171,376	—	1,351,490
The Long/Short Equity —
Growth-1 Portfolio	26,364,098	53,479,539	528,796	4,097,684
The Long/Short Equity —
Healthcare/Biotech-1
Portfolio	881,974	20,000,000	—	—
The Long/Short Equity —
International-1
Portfolio	1,926,442	28,000,000	—	2,228,584
The Long/Short
Equity— Momentum-1
Portfolio	12,590,990	46,872,820	—	1,802,923
The Long/Short Equity —
REIT-1 Portfolio	1,733,363	40,000,000	—	—

	Alpha		Beta
	Purchases	Sales	Purchases	Sales

The Merger Arbitrage-1
Portfolio	1,432,324	11,928,200	—	3,447,149
Total Purchases and
Sales	$156,203,851	$436,092,479	$2,909,285	$26,609,248

5.	Federal Income Taxes
The cost basis of investments for federal income tax purposes at December 31, 2008 was as follows:

	Alpha	Beta

Cost of Investments	$583,464,899	$10,225,199
Gross tax unrealized appreciation	16,197,488	36,163
Gross tax unrealized depreciation	(152,569,988)	(3,127,108)
Net tax unrealized appreciation
(depreciation)	$(136,372,500)	$(3,090,945)

At December 31, 2008, the components of distributable earnings/(losses) on a tax basis were as follows:

	Alpha	Beta

Net unrealized appreciation
(depreciation)	$(136,372,500)	$(3,090,945)
Undistributed ordinary income	—	—
Capital loss carryover	(7,521,682)	(4,682,713)
Accumulated other gain (loss)	1,258,633	—
Total distributable earnings/(losses	$(142,635,549)	$(7,773,658)

The tax character of distributions for the Funds was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007(1)
	Alpha	Beta	Alpha	Beta
	Hedged	Hedged	Hedged	Hedged
	Strategies	Strategies	Strategies	Strategies
	Fund	Fund	Fund	Fund

Distributions paid from:
Ordinary Income	$5,056,420	$9,445	$22,080,214	$930,190
Long-term capital gain	300,818	—	11,389,085	422,025
Total Distributions Paid	$5,357,238	$9,445	$33,469,299	$1,352,215

(1)
The Funds distributed $5,090,381 and $24,874 as ordinary income from Alpha and Beta, respectively, in January 2007 for book purposes but December 2006 for tax purposes. The Funds distributed $3,401,236 and $72,683 as long-term capital gain from Alpha and Beta, respectively, in January 2007 for book purposes but December 2006 for tax purposes.

Alpha permanent differences primarily relate to redemptions by the Underlying Funds Trust recognized as capital transactions for book purposes but treated as distributions recognized as taxable dividends or returns of capital for tax. Beta permanent differences primarily relate to disallowed net operating loss.

The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

Additionally, U.S. generally accepted accounting principles require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, the following table shows the reclassifications made:

	Alpha Hedged	Beta Hedged
	Strategies Fund	Strategies Fund

Paid in capital	$(76,340,953)	$(401,991)
Undistributed net investment
income	13,612,914	413,751
Accumulated net realized gain
(loss)	62,728,039	(11,760)

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2008 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

As of December 31, 2008, the Portfolios had accumulated capital loss carryovers of:

	Capital Loss Carryover	Expires

Alpha Hedged Strategies
Fund*	$7,521,682	12/31/2015
Beta Hedged Strategies Fund	4,682,713	12/31/2016

*	The entire amount of $7,521,682 is related to the merger of the Equity Options Overlay Portfolio and the Long/Short-Equity Global Portfolio.

6.	Operating Services Agreements and Other Expense Agreements
The Advisor provides virtually all day-to-day services to the Funds under an Operating Services Agreement. Under this Operating Services Agreement, the Advisor receives an annual fee of 0.74% of the Funds’ average daily net assets. For the year ending December 31, 2008, Alpha and Beta paid the Advisor $5,017,735 and $149,187, respectively, pursuant to this Operating Services Agreement.

The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Advisor receives an annual shareholder service fee equal to 0.25% of Alpha and Beta’s No Load Class shares’ average daily net assets. For the year ending Decem-ber 31, 2008 Alpha and Beta paid the Advisor $1,597,648 and $47,226, respectively, pursuant to this shareholder servicing fee.

The Alpha and Beta Class C shares are subject to a Rule 12b-1 Distribution Plan. The 12b-1 fee is in the amount of 1.00% of the average daily net assets attributable to Class C shares. For the year ending December 31, 2008, Alpha and Beta Class C shares paid a distribution fee of $390,130 and $12,699, respectively.

The Funds indirectly incur expenses through their investment in the UFT Portfolios. The Advisor receives an advisory fee, payable monthly, for the performance of advisory services to the UFT Portfolios at an annual rate of 2.50% of the average daily net assets of the Portfolios. The advisory fee will be accrued daily for the purpose of determining the offering and redemption price of the Portfolios’ shares. Additionally, the Portfolios have entered into an operating services agreement, under which each Portfolio pays the Advisor 0.50% of such Portfolio’s average daily net assets.

Upon investing in the Portfolios an indirect annualized expense of 3.00% is incurred by the Funds. The combined effect of the Operating Services Agreement, the shareholder servicing fee, and the indirect expense incurred by investing in the Portfolios is to place a cap or ceiling on each Funds’ ordinary annual operating expenses at 3.99% of the average net assets for No Load shares and 4.74% for Class C shares, excluding brokerage commissions and portfolio trading transfer tax, interest on the Funds’ and the Portfolios’ borrowings, dividends and interest paid on short sales, taxes, litigation, and other extraordinary expenses.

Pursuant to the sub-advisory agreements between the Advisor and various Sub-Advisors who provide services to the Funds, the Advisor compensates the Sub-Advisors based on the amount of average daily net assets of the Portfolio managed by the Sub-Advisor.

The Advisor is affiliated with Asset Alliance Corporation (“Asset Alliance”). Asset Alliance is also affiliated with the Funds’ Portfolio Research Consultant, Trust Advisors LLC. As a result, the Advisor is also affiliated with the Research Consultant.

7.	Capital Share Transactions
Transactions in No Load and Class C shares of Alpha were as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
No Load	Shares	Amount	Shares	Amount

Shares sold	30,814,547	$380,782,404	36,945,639	$503,535,935
Shares issued to shareholders
in reinvestment of
distributions	543,070	4,822,462	2,916,588	38,481,919
Shares redeemed, net of
redemption fee	(49,188,391)	(555,355,874)	(7,897,859)	(106,978,912)
Net increase	(17,830,774)	$(169,751,008)	31,964,368	$435,038,942

Shares outstanding:
Beginning of period	52,997,537		21,033,169
End of period	35,166,763		52,997,537

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
Class C	Shares	Amount	Shares	Amount

Shares sold	1,572,112	$19,270,580	2,506,212	$33,910,390
Shares issued to shareholders in
reinvestment of distributions	22,379	197,155	115,372	1,518,175
Shares redeemed, net of
redemption fee	(1,172,921)	(12,771,236)	(73,557)	(989,526)
Net increase	421,570	$6,696,499	2,548,027	$34,439,039

Shares outstanding:
Beginning of period	2,810,071		262,044
End of period	3,231,641		2,810,071

Transactions in No Load and Class C shares of Beta were as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
No Load	Shares	Amount	Shares	Amount

Shares sold	813,757	$9,181,032	2,468,478	$32,288,734
Shares issued to shareholders in
reinvestment of distributions	930	7,205	107,833	1,338,626
Shares redeemed, net of
redemption fee	(2,523,447)	(26,819,868)	(685,742)	(8,865,979)
Net increase (decrease)	(1,708,760)	$(17,631,631)	1,890,569	$24,761,381

Shares outstanding:
Beginning of period	2,337,667		447,098
End of period	628,907		2,337,667

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
Class C	Shares	Amount	Shares	Amount

Shares sold	56,281	$553,713	94,779	$1,215,317
Shares issued to shareholders in
reinvestment of distributions	166	1,269	3,947	48,833
Shares redeemed	(22,838)	(221,401)	(213)	(2,746)
Net increase	33,609	$333,581	98,513	$1,261,404

Shares outstanding:
Beginning of period	101,873		3,360
End of period	135,482		101,873

8.	Credit Facility
Custodial Trust Company, a subsidiary of J.P. Morgan, has made available to the Funds a credit facility pursuant to a Loan and Pledge Agreement (“Agreement”) dated September 30, 2002 and April 28, 2006 for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Funds or Custodial Trust Company. Each Fund is permitted to borrow up to 33 1/3% of total assets.

Deutsche Bank has made available to the Funds a credit facility pursuant to a Loan and Pledge Agreement (“Agreement”) dated August 8, 2008 for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Funds or Deutsche Bank. Each Fund is permitted to borrow up to 33 1/3% of total assets.

At December 31, 2008, Alpha and Beta had an outstanding loan payable balance of $100,000,000 and $1,141,000, respectively. The maximum amount of outstanding during the year ending December 31, 2008 for Alpha and Beta was $233,125,977 and $11,229,000, respectively. For the same period Alpha and Beta had an outstanding average daily balance of $160,524,206 and $7,662,560, respectively, under the credit facility. Borrowings under the Agreement are charged at the 30-day LIBOR rate plus 1%. For the year ended December 31, 2008, the weighted average rate paid on the loan for Alpha and Beta was 3.90% and 3.88%. As collateral for the loan, the Funds are required under the loan and pledge agreements to maintain assets consisting of cash, cash equivalents or liquid securities. The collateral is required to be adjusted daily to reflect changes in the amount of the loan outstanding.

9.	UFT Credit Facility
Custodial Trust Company has made available to the Portfolios a credit facility pursuant to a Loan and Pledge Agreement (“Loan Agreement”) dated April 28, 2006 for the purpose of purchasing portfolio securities. The Loan Agreement can be terminated by either the Portfolios or Custodial Trust Company. The Portfolios are permitted to borrow up to 33.3% of total assets. Borrowings under the Loan Agreement are charged at the 30-day LIBOR rate plus 1.00%. As collateral for the loan, the Portfolios are required to maintain assets consisting of cash, cash equivalents or liquid securities. The UFT Portfolios pledge all securities held at Custodial Trust Company as collateral for this loan. Custodial Trust Company monitors this balance on a daily basis against the amount of the loan outstanding. The Arbitrage-1 Portfolio (Convertible Bond), The Arbitrage-2 Portfolio (Fixed Income), Equity Options Overlay-1 Portfolio, Global Hedged Income-1 Portfolio, Long/Short Equity — Deep Discount Value-1 Portfolio, Long/Short Equity — Earnings Revision-1 Portfolio, Long/Short Equity — Global-1 Portfolio, Long/Short Equity — Growth-1 Portfolio, Long/Short Equity — Healthcare/Biotech-1 Portfolio, Long/Short Equity — International-1 Portfolio, Long/Short Equity — Momentum-1 Portfolio, and Long/Short Equity — REIT-1 Portfolio, did not utilize the credit facility during the year ended December 31, 2008.

The remaining Portfolios did use the credit facility and the following table is presented on this loan agreement:

		Maximum
		Amount
		Outstanding		Weighted
	Outstanding	during the	Average	Average
	Balance as of	year Ended	Daily	Interest
	December 31, 2008	December 31, 2008	Balance	Rate

The Deep Value Hedged
Income-1 Portfolio	$—	$3,500,000	$1,743,169	3.69%
The Distressed Securities &
Special Situations-1
Portfolio	—	9,800,000	27,984	3.49%
The Energy & Natural
Resources-1 Portfolio(1)	—	13,000,000	200,521	4.21%

(1)	The Portfolio’s inception date was January 2, 2008.

Borrowings under the Loan Agreement are charged at the 30-day LIBOR rate plus 1.00%. As collateral for the loan, the UFT Portfolios are required to maintain assets consisting of cash, cash equivalents or liquid securities. The collateral is required to be adjusted daily to reflect changes in the amount of the loan outstanding.

10.	Additional Tax Information (Unaudited)

Long Term Capital Gain Designation
The Fund hereby designates the following as a capital gain dividend with respect to the taxable year ended December 31, 2008, or, if subsequently determined to be different, the net capital gain of such year:

Alpha Hedged Strategies Fund	$300,818
Beta Hedged Strategies Fund	—

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alpha Hedged Strategies Fund	27.34%
Beta Hedged Strategies Fund	5.92%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2008 was as follows:

Alpha Hedged Strategies Fund	17.44%
Beta Hedged Strategies Fund	5.85%

Additional Information Applicable to Foreign Shareholders Only
The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2008 was as follows:

Alpha Hedged Strategies Fund	50.61%
Beta Hedged Strategies Fund	91.23%

AIP Alternative Strategies Funds
Financial Highlights

	No Load
			Period from
			August 1,
	Year	Year	2006	Year	Year	Year
	Ended	Ended	through	Ended	Ended	Ended
ALPHA HEDGED	December 31,	December 31,	December 31,	July 31,	July 31,	July 31,
STRATEGIES FUND	2008	2007	2006(1)	2006	2005	2004

Per Share Data(2):
Net Asset Value, Beginning of Period	$13.30	$13.27	$12.85	$12.10	$10.73	$9.81
Gain (Loss) from Investment
Operations:
Net investment income (loss)(3)(8)	(0.16)	0.04	0.10	(0.05)7)	(0.09)	(0.24)
Net realized and unrealized gain
(loss) on investments	(4.04)	1.02	0.32	0.84(7)	1.46	1.17
Total Gain (Loss) from Investment
Operations	(4.20)	1.06	0.42	0.79	1.37	0.93
Less Dividends and Distributions:
Net investment income	(0.13)	(0.25)	—	(0.04)	—	(0.01)
Net realized gains	(0.02)	(0.78)	—	—	—	—
Total Dividends and Distributions	(0.15)	(1.03)	—	(0.04)	—	(0.01)
Net Asset Value, End of Period	$8.95	$13.30	$13.27	$12.85	$12.10	$10.73
Total Return	(31.63%)	8.25%	3.27%(5)	6.56%	12.77%	9.42%
Ratios/Supplemental Data:
Net assets (000’s omitted), end of
period	$314,600	$704,681	$279,109	$245,399	$123,035	$17,786
Ratio of expenses including dividends on
short positions and interest and excise
tax expenses to average net assets	5.84%(4)(9)	6.10%(4)(9)	4.51%(4)(6)	5.75%(4)	4.96%	5.27%
Ratio of expenses excluding dividends on
short positions and interest and excise
tax expenses to average net assets:	3.99%(4)	3.99%(4)	3.99%(4)(6)	3.99%(4)	3.99%	3.99%
Ratio of net investment income including
dividends on short positions and
interest and excise tax expenses to
average net assets:	(1.32%)	0.32%	1.92%(6)	(0.42%)(7)	(0.88%)	(2.36%)
Ratio of interest and excise tax expenses
and dividends on short positions to
average net assets:	1.85%(9)	2.11%(9)	0.52%(6)	1.76%	0.97%	1.28%
Portfolio turnover rate(5)	19%	0%	3%	137%	112%	146%

(1)	The fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)
Net investment income (loss) per share before interest expense and dividends on short positions for the years ended December 31, 2008 and December 31, 2007, the period ended December 31, 2006, and years ended July 31, 2006, July 31, 2005, and July 31, 2004 were ($0.05), $0.18, $0.13, $0.21, $0.01, and ($0.65), respectively.

(4)
Includes expenses from the Underlying Funds Trust in which the Fund invests. The indirect annualized expense ratio for such expenses is 3.00% for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(5)	Not Annualized.
(6)	Annualized.
(7)	Net Investment Income per share and ratio data has been changed to reflect a reclassification of short-term capital gains.
(8)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(9)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Financial Highlights

	Class C
					Period from
	Year		Year		August 1, 2006(1)
	Ended		Ended		through
	December 31,		December 31,		December 31,
ALPHA HEDGED STRATEGIES FUND	2008		2007		2006

Per Share Data(2):
Net Asset Value, Beginning of Period	$13.18		$13.21		$12.85
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)(7)	(0.24)		(0.06)		0.26
Net realized and unrealized gain (loss) on
investments	(3.99)		1.01		0.10
Total Gain (Loss) from Investment
Operations	(4.23)		0.95		0.36
Less Dividends and Distributions:
Net investment income	(0.06)		(0.23)		—
Net realized gains	(0.01)		(0.75)		—
Total Dividends and Distributions	(0.07)		(0.98)		—
Net Asset Value, End of Period	$8.88		$13.18		$13.21

Total Return	(32.17%)		7.60%		2.80	%(5)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$28,692		$37,048		$3,461
Ratio of expenses including dividends on short
positions and interest expense to average net
assets:	6.59	%(4)(8)	6.85	%(4)(8)	5.26	%(4)(6)
Ratio of expenses excluding dividends on short
positions and interest expense to average net
assets:	4.74	%(4)	4.74	%(4)	4.74	%(4)(6)
Ratio of net investment income including dividends
on short positions and interest expense to average
net assets:	(2.07%)		(0.43%)		4.76	%(6)
Ratio of interest expense and dividends on short
positions to average net assets:	1.85	%(8)	2.11	%(8)	0.52	%(6)
Portfolio turnover rate(5)	19%		0%		3%

(1)	Commencement of operations.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)
For the years ended December 31, 2008 and December 31, 2007, and the period ended December 31, 2006, net investment income (loss) per share before interest expense and dividends on short positions was ($0.13), $0.07 and $0.29, respectively.

(4)
Includes expenses from the Underlying Funds Trust in which the Fund invests. The indirect annualized expense ratio for such expenses is 3.00% for the annual operating expenses, plus interest and dividends on short sales. See Note 6 for a further explanation of the expense arrangements.

(5)	Not Annualized.
(6)	Annualized.
(7)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(8)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Financial Highlights

	No Load
					Period from		Period from
	Year		Year		August 1, 2006		April 28, 2006(1)
	Ended		Ended		through		through
	December 31,		December 31,		December 31,		July 31,
BETA HEDGED STRATEGIES FUND	2008		2007		2006(2)		2006

Per Share Data(3):
Net Asset Value, Beginning of Period	$12.47		$12.10		$11.52		$12.50
Gain (Loss) from Investment
Operations:
Net investment income (loss)(4)(9)	(0.23)		0.04		(0.07)		(0.02	)(8)
Net realized and unrealized gain
(loss) on investments	(4.39)		1.18		0.65		(0.96	)(8)
Total Gain (Loss) from Investment
Operations	(4.62)		1.22		0.58		(0.98)
Less Dividends and Distributions:
Net investment income	(0.01)		(0.06)		—		—
Net realized gains	(0.00	)(11)	(0.79)		—		—
Total Dividends and Distributions	(0.01)		(0.85)		—		—
Net Asset Value, End of Period	$7.84		$12.47		$12.10		$11.52

Total Return	(37.03%)		10.35%		5.03	%(6)	(7.84	%)(6)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period. .	$4,932		$29,149		$5,412		$5,676
Ratio of expenses including dividends on
short positions and interest expense to
average net assets:	6.13	%(5)(10)	5.97	%(5)(10)	5.09	%(5)(7)	5.07	%(5)(7)
Ratio of expenses excluding dividends on
short positions and interest expense to
average net assets:	3.99	%(5)	3.99	%(5)	3.99	%(5)(7)	3.99	%(5)(7)
Ratio of net investment income including
dividends on short positions and interest
expense to average net assets:	(2.09%)		0.30%		(1.36	%)(7)	(0.54	%)(7)(8)
Ratio of interest expense and dividends on
short positions to average net assets:	2.14	%(10)	1.98	%(10)	1.10	%(7)	1.08	%(7)
Portfolio turnover rate(6)	11%		0%		1%		0%

(1)	Commencement of operations.
(2)	The fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.
(3)	Information presented relates to a share of capital stock outstanding for the entire period.
(4)
Net investment income per share before interest expense and dividends on short positions for the year ended December 31, 2008, the year ended December 31, 2007 and the periods ended December 31, 2006 and July 31, 2006 was ($0.07), $0.21, ($0.01) and $0.05, respectively.

(5)
Includes expenses from the Underlying Funds Trust in which the Fund invests. The indirect annualized expense ratio for such expenses is 3.00% for the annual operating expenses, plus interest and dividends on short sales. See Note 6 for a further explanation of the expense arrangements.

(6)	Not Annualized.
(7)	Annualized.
(8)	Net Investment Income per share and ratio data has been changed to reflect a reclassification of short-term capital gains.
(9)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(10)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(11)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Financial Highlights

	Class C
					Period Ended
					August 1,
	Year		Year		2006(1)
	Ended		Ended		through
	December 31,		December 31,		December 31,
BETA HEDGED STRATEGIES FUND	2008		2007		2006

Per Share Data(2):
Net Asset Value, Beginning of Period	$12.39		$12.06		$11.52
Gain (Loss) from Investment
Operations:
Net investment income (loss)(3)(7)	(0.30)		(0.06)		(0.34)
Net realized and unrealized gain
(loss) on investments	(4.35)		1.18		0.88
Total Gain (Loss) from Investment
Operations	(4.65)		1.12		0.54
Less Dividends and Distributions:
Net investment income	(0.01)		(0.03)		—
Net realized gains	(0.00	)(9)	(0.76)		—
Total Dividends and Distributions	(0.01)		(0.79)		—
Net Asset Value, End of Period	$7.73		$12.39		$12.06
Total Return	(37.54%)		9.68%		4.69	%(5)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$1,047		$1,262		$41
Ratio of expenses including dividends on
short positions and interest expense to
average net assets:	6.88	%(4)(8)	6.72	%(4)(8)	5.84	%(4)(6)
Ratio of expenses excluding dividends on
short positions and interest expense to
average net assets:	4.74	%(4)	4.74	%(4)	4.74	%(4)(6)
Ratio of net investment income including
dividends on short positions and interest
expense to average net assets:	(2.84%)		(0.45%)		(6.91	%)(6)
Ratio of interest expense and dividends on
short positions to average net assets:	2.14	%(8)	1.98	%(8)	1.10	%(6)
Portfolio turnover rate(5)	11%		0%		1%

(1)	Commencement of operations.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)
For the years ended December 31, 2008 and December 31, 2007, and the period ended December 31, 2006, net investment income (loss) per share before interest expense and dividends on short positions was ($0.14), $0.11 and ($0.28), respectively.

(4)
Includes expenses from the Underlying Funds Trust in which the Fund invests. The indirect annualized expense ratio for such expenses is 3.00% for the annual operating expenses, plus interest and dividends on short positions. See Note 6 for a further explanation of the expense arrangements.

(5)	Not Annualized.
(6)	Annualized.
(7)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(8)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(9)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
AIP Alternative Strategies Funds:

We have audited the accompanying statements of assets and liabilities of Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund, each a series of the AIP Alternative Strategies Funds, including the schedules of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2006 were audited by other independent registered public accountants whose report dated March 8, 2007 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying funds’ administrator. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund as of December 31, 2008, the results of their operations and their cash flows for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Milwaukee, Wisconsin
March 2, 2009

AIP Alternative Strategies Funds
Board Approval of Investment Advisory Agreement (Unaudited)

At its meeting in-person held on August 14, 2008, the Board of Trustees (the “Board”) of AIP Alternative Strategies Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, (the “Independent Trustees”), voted to approve the continuation of the current investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its two series, the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (together, the “Funds”), and Alternative Investment Partners, LLC (the “Advisor”). The Board received and discussed a memorandum from the Funds’ legal counsel regarding the duties and responsibilities of the Board and the Independent Trustees under the Investment Company Act of 1940 in reviewing advisory contracts. In connection with its approval of the continuation of the Advisory Agreement, the Board considered the following factors:

•	The investment performance of the Funds both on an absolute basis and on a relative basis in comparison to its peers; and

•	The nature, scope and quality of the services provided by the Advisor;

•	The reasonableness of the cost of the services provided by the Advisor;

•	The extent to which economies of scale would be reflected in fee levels for the benefit of shareholders; and

•	The profits to be realized by the Advisor and its affiliates from the relationship with the Funds.

The Trustees evaluated these factors based on their own direct experience with the Advisor and in consultation with their independent counsel. None of these factors was determinative in the Board’s decision to continue the Advisory Agreement, but each was a factor in the Trustees’ consideration. Greater detail regarding the Board’s consideration of these factors is set forth below.

The Board discussed each Fund’s performance for the current calendar year and for the one-, three- and five-year periods ended June 30, 2008.

AIP Alternative Strategies Funds
Board Approval of Investment Advisory Agreement (Unaudited) (continued)

In assessing the quality of the portfolio management delivered by the Advisor, the Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison with its peer group and its benchmark index, as constructed by data provided by Lipper, Inc. and assembled by the Fund’s administrative services agent, U.S. Bancorp Fund Services, LLC (the “Fund Administrator”), independently from the Advisor. The Trustees noted that performance figures for each Fund since inception included periods when such Fund had very few assets and was in a start-up phase, and therefore gave greater weight to more recent performance. The Trustees also noted that during the course of the prior two years they had met with the Advisor in person to discuss various performance topics and had been satisfied with the Advisor’s reports. The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

In addition, the Board discussed and considered materials which had been distributed to them in advance of the Board meeting and prepared by the Advisor in response to the questionnaire provided by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the Investment Company Act. These materials included, among other thing, information regarding: (a) the Advisor’s financial soundness and ability to honor any applicable expense reimbursement commitment; (b) information on the cost to the Advisor of sponsoring the Funds and the Advisor’s profitability in connection with such sponsorship; (c) information on economies of scale (if any) resulting from growth of the Funds’ assets; (d) the timeliness, adequacy and quality of information supplied by the Advisor in response to the requests of the Trustees and the Fund Administrator; (e) the disclosures and responses in Parts I and II of the Advisor’s Form ADV registration as filed with the SEC; (f) the Advisor’s policy with respect to proxy voting; (g) the Advisor’s brokerage allocation and soft dollar practices; (h) the Advisor’s insurance arrangements, both for the Funds and the Advisor’s other clients; (i) regulatory issues; (j) the Advisor’s compliance program and chief compliance officer; and (k) other material factors affecting the Advisor.

AIP Alternative Strategies Funds
Board Approval of Investment Advisory Agreement (Unaudited) (continued)

After reviewing these materials, the Board assessed the overall quality of services provided to each Fund. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of each Fund. The Board also considered its knowledge of the Advisor’s operations. The Trustees also discussed the Advisor’s marketing activity and commitment to Fund growth, and reviewed the Advisor’s compliance with any reimbursement requirements of the Funds. The Trustees also reviewed the structure of the Advisor’s compliance procedures and their effectiveness during the prior year. The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance items. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure essential to performing its duties under its advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Trustees then discussed in greater detail, with the assistance of the Trust’s Chief Compliance Officer (“CCO”), the Advisor’s handling of compliance matters. The CCO reported to the Board on the effectiveness of the Advisor’s compliance program. The CCO noted that the Advisor had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics, to which the CCO offered her own certification that the Codes were compliant with applicable regulations. The Board also discussed the Advisor’s business continuity plan. After reviewing the Advisor’s compliance policies and procedures with respect to each Fund, based on the assurances and information provided to them by the CCO, the Board concluded that the Advisor’s policies and procedures were satisfactory.

AIP Alternative Strategies Funds
Board Approval of Investment Advisory Agreement (Unaudited) (continued)

The Board then turned to a more focused review of the cost of services and the structure of the Advisor’s fees. A lengthy discussion ensued, including a detailed review of the expense analysis report provided to them and other pertinent material with respect to each Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of each Fund relative to its peer funds and separate accounts, as well as expense waivers and reimbursements of the Advisor.

The Board also reviewed information prepared by the Fund Administrator comparing the Funds’ contractual advisory fees with a peer group of funds, and comparing the Funds’ overall expense ratio to the expense ratios of a peer group of funds, both before and after fee waivers and expense reimbursement, as well as the profitability memo prepared by the Advisor. However, the Advisor noted that the Funds offer a unique product and therefore the peer groups do not mirror the Funds in whole. The Advisor will continue to refine the comparative data and monitor the marketplace for more comparable products. Nevertheless, the Board considered these comparisons helpful in their assessment as to whether the Advisor was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace given the Fund’s investment objectives, strategies limitations and restrictions. The Board noted that the sub-advisory and research consultant fees were paid out of the Advisor’s fee. The Board also reviewed information regarding expenses presented by management, which showed overall expenses of the Funds. Based on all of this information, the Board concluded that the Funds’ expenses were reasonable.

The Trustees also discussed the overall profitability of sponsoring each Fund to the Advisor, reviewing the Advisor’s financial information. The Trustees considered both the direct and indirect benefits to the Advisor from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the applicable advisory agreements and any expense subsidization undertaken by the Advisor, as well as each Fund’s brokerage commissions and use of soft dollars by the Advisor. These considerations were based on material requested by the Trustees and the Fund Administrator specifically for the meeting, as well as the in-person presentations made by the Advisor over the course of the year. After further discussion, the Trustees concluded that the Advisor’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Advisor had maintained adequate financial strength to support the services to its Funds.

AIP Alternative Strategies Funds
Board Approval of Investment Advisory Agreement (Unaudited) (continued)

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Advisor, that (a) the Advisor was able to retain quality personnel, including the sub-advisors and Trust Advisors, (b) the Advisor exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) the Advisor was very responsive to the requests of the Trustees, (d) the Advisor had consistently kept the Board apprised of developments related to the Funds and the industry in general and (e) the Advisor continued to demonstrate the ability to grow the Funds.

The Board concluded that the nature and scope of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Advisor had been maintained over the past year and that the quality of service continued to be high.

Based on the factors discussed above, the Board approved continuation of the Advisory Agreement.

AIP Alternative Strategies Funds
Management of the Fund
December 31, 2008

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which has been filed with the Securities and Exchange Commission and is available upon request. The Board of Trustees consists of five individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the advisor (“Independent Trustees”). Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

AIP Alternative Strategies Funds
Management of the Fund
December 31, 2008 — (continued)

Independent Trustees

Number of
Portfolios in
Fund
		Principal Occupation	Complex	Other
		During the Past	Overseen by	Directorships
Name, Address and Age	Position*	Five Years	Trustee	held by Trustee

Joseph E. Breslin (55)	Trustee and	Chief Operating Officer, Central Park	Two	Director,
600 Mamaroneck Avenue,	Chairman	Credit Holdings (2007 to Present); Chief		Kinetics
Suite 400		Operating Officer, Aladdin Capital		Mutual Funds,
Harrison, NY 10528		Management LLC (2005 to 2007);		Inc.
		Independent Consultant, Management		(9 portfolios);
		Services Whitehall Asset Management		Trustee,
		(2003 to 2005); Senior Managing Director,		Kinetics
		Marketing & Sales, Whitehall Asset		Portfolios Trust
		Management, a financial services company		(9 portfolios).
(1999 to 2003).

Robert Anderson (67)	Trustee	Senior Vice President Aquila Management	Two	None
600 Mamaroneck Avenue,		Corp. since 1998; From 1995 to 1998
Suite 400		Consultant for The Wadsworth Group.
Harrison, NY 10528

Joy Montgomery Rocklin (58)	Trustee	Vice President, JES Promotions, an	Two	None
600 Mamaroneck Avenue,		advertising specialty firm (2002 to
Suite 400		Present); President, Money Marketing
Harrison, NY 10528		Initiatives, a bank and mutual fund
consulting firm (1988 to 2000).

Thomas Mann (57)	Trustee	Managing Director and Group Head	Two	None
600 Mamaroneck Avenue,		Financial Institutions Group, Societe
Suite 400		Generale Banking, Investments, Capital
Harrison, NY 10528		Markets (1994 to Present)

Interested Trustee
Number of
Portfolios in
Fund
		Principal Occupation	Complex	Other
		During the	Overseen by	Directorships
Name, Address and Age	Position*	Past Five Years	Trustee	held by Trustee

Stephen G. Bondi (50)	Interested	Chief Financial Officer and Senior Vice	Two	None
800 Third Avenue,	Trustee,	President of Asset Alliance Corporation
22nd Floor	Treasurer	(an investment holding company) and
New York, NY 10022	and Chief	certain related entities (2000 — present).
Financial
Officer

*	Mr. Bondi is an “interested” Trustee because of his affiliation with Asset Alliance, which owns a controlling interest in AIP.

AIP Alternative Strategies Funds
Management of the Fund
December 31, 2008 — (continued)

Officers
Number of
Portfolios in
Fund
		Principal	Complex	Other
		Occupation	Overseen by	Directorships
Name, Address and Age	Position	During the Past Five Years	Trustee	held by Trustee

Lee Schultheis (52)	President	Chief Executive Officer of the Advisor	N/A	N/A
600 Mamaroneck Avenue,		(2004 — Present); Managing Member and
Suite 400		Chief Investment Officer of the Advisor
Harrison, NY 10528		(2002 to Present); Chief Operating Officer
of Kinetics Asset Management, Inc. and
President of Kinetics Funds Distributor,
Inc. (1999 to 2002)

Stephen G. Bondi (50)	Treasurer	See above.	See above.	See above.
800 Third Avenue, 22nd	and Chief
Floor	Financial
New York, NY 10022	Officer

Kristina Labermeier (28)	Vice	Chief Compliance Officer of the Advisor	N/A	N/A
600 Mamaroneck Avenue,	President	(2005 to Present); Compliance Officer of
Suite 400	and Chief	U.S. Bancorp Fund Services, LLC (2002
Harrison, NY 10528	Compliance	to 2005).
Officer

INVESTMENT ADVISOR
Alternative Investment Partners, LLC
600 Mamaroneck  Avenue, Suite 400
Harrison, NY 10528

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
 Milwaukee, WI 53202

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

LEGAL COUNSEL
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

TOLL FREE TELEPHONE NUMBER:
1-877-Low-Beta
(1-877-569-2382)

The Fund’s Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling 1-877-569-2382

The Funds’ Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Funds’ website, www.aipfunds.com, or on the SEC’s website, at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2008 is available without charge upon request by calling 1-877-569-2382; or on the SEC’s website, at www.sec.gov.

This report must be accompanied or preceded by the Funds’ current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Joseph Breslin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$76,058	$67,000
Audit-Related Fees	None	None
Tax Fees	$19,330	$12,800
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  AIP Alternative Strategies Funds

By (Signature and Title)*   /s/ Lee Schultheis
 Lee Schultheis, President

Date  3/10/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Lee Schultheis
Lee Schultheis, President

Date  3/10/2009

By (Signature and Title)*  /s/  Stephen G. Bondi
 Stephen G. Bondi, Treasurer

Date  3/12/2009

* Print the name and title of each signing officer under his or her signature.